                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  January 21, 2000
                                                  ----------------
                                                 (January 7, 2000)


                          WESTERN GAS RESOURCES, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                       1-10389               84-1127613
---------------------------------        -----------         ------------------
 (State or other jurisdiction of         (Commission          (I.R.S. Employer
         incorporation)                 File Number)        Identification No.)



12200 N. Pecos Street             Denver, Colorado           80234-3439
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)



                                (303) 452-5603
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)



                                  No Changes
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report).

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On January 7, 2000, we sold our 69% working interest in the Black Lake Unit to Exco Resources, Inc. The Black Lake Unit is located in Louisiana and includes a processing and treating facility and an interest in the producing properties serviced by this facility. The Black Lake processing and treating facility consists of a 75 MMcf/D plant with 56 miles of associated gathering. This facility averaged gas throughput volumes of 11 MMcf/D in the nine months ended September 30, 1999. The sales price was $7.8 million, subject to final accounting adjustment. We will realize a pre-tax loss on this sale of approximately $6.5 million in the fourth quarter of 1999. The proceeds received from this transaction were used to reduce outstanding debt.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (b) Pro Forma Financial Information.

The sale of the Black Lake Unit qualifies as the disposition of a significant subsidiary under Rule 11-01 of Regulation S-X. The Pro Forma financial information required to be filed related to this disposition is combined with other transactions that occurred in 1999 which also required Pro Forma presentation. The Pro Forma financial statements reflecting the sales of the Katy Storage Facility and Giddings gas gathering system in April 1999, and the sale of the MiVida treating facility and the issuance of $155.0 million 10% senior subordinated notes in June 1999 were previously filed with the Commission on a Current Report on Form 8-K/A in July 1999 and in a prospectus on Form 424 B3 in October 1999.

The accompanying Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 1999 and for the year ended December 31, 1998 give effect to the sale of the Black Lake Unit, along with the sales of Katy, Giddings, MiVida and the issuance of the senior subordinated notes. The Pro Forma Consolidated Balance Sheet as of September 30, 1999 only reflects the sale of the Black Lake Unit. The other transactions were completed prior to this date and are included in the historical financial information as of September 30, 1999.

The Pro Forma Consolidated Statements of Operations comprise historical financial data which has been retroactively adjusted to reflect the effect of the above transactions on our historical consolidated statements of operations. The pro forma information assumes that the transactions for which pro forma effects are shown were completed on September 30, 1999 for the Pro Forma Consolidated Balance Sheet and on January 1, 1999 and 1998 for the Pro Forma Consolidated Statements of Operations. Such pro forma information should be read in conjunction with the related historical financial information and is not indicative of the results which would actually have occurred had the transactions been in effect on the dates or for the period indicated or which may occur in the future.

                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                  (Unaudited)
                           As of September 30, 1999
                            (Dollars in Thousands)

                                                                                  Black Lake
ASSETS                                                         Historical       Adjustment (4)      Pro Forma
                                                         ------------------------------------------------------
Current Assets:
Cash and cash equivalents                                         $    5,472           $      -      $    5,472

Trade accounts receivable, net                                       220,069                  -         220,069
Product inventory                                                     30,031                  -          30,031
Parts inventory                                                        9,952                  -           9,952
Other                                                                      -                                  -
                                                         ------------------------------------------------------
                    Total current assets                             265,524                  -         265,524

Property and equipment:
Gas Gathering, processing, storage and transmission                  789,353                  -         789,353
Oil and gas properties and equipment                                 153,957            (60,182)         93,775
Construction in progress                                              47,343                  -          47,343
                                                         ------------------------------------------------------
                                                                     990,653            (60,182)        930,471
Accumulated depreciation, depletion and amortization                (297,628)            46,941        (250,687)
                                                         ------------------------------------------------------
               Total property and equipment, net                     693,025            (13,241)        679,784

Other Assets:
Gas Purchase Contracts                                                37,390                  -          37,390
Other                                                                 42,602                  -          42,602
                                                         ------------------------------------------------------
                    Total other assets                                79,992                  -          79,992
                                                         ------------------------------------------------------
Total assets                                                      $1,038,541           $(13,241)     $1,025,300
                                                         ======================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable                                                  $  244,253                  -      $  244,253
Accrued expenses                                                      26,979                  -          26,979

Dividends payable                                                      4,217                  -           4,217
                                                         ------------------------------------------------------
                    Total current liabilities                        275,449                  -         275,449

Long-term debt (senior)                                              214,333           $ (6,840)        207,493
Long-term debt (subordinated)                                        155,000                  -         155,000
Deferred income taxes payable                                         38,816             (2,324)         36,492
                                                         ------------------------------------------------------
                     Total liabilities                               683,598             (9,164)        674,434
                                                         ------------------------------------------------------

Stockholders equity                                                  354,943             (4,077)        350,866
                                                         ------------------------------------------------------

                                                         ------------------------------------------------------
          Total liabilities and stockholders equity               $1,038,541           $(13,241)     $1,025,300
                                                         ======================================================

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                  (Unaudited)
                  For the nine months ended September 30,1999
                             (Dollars in Thousands)

                                                                               Giddings         Katy           MiVida
                                                               Historical   Adjustment (1)  Adjustment(2)  Adjustment (3))
                                                             -------------------------------------------------------------
Revenues:
Sale of gas                                                    $1,107,734        $ (9,062)     $     -           $(2,730)
Sale of natural gas liquids                                       237,514          (2,967)           -               (13)
Processing, transportation and storage revenue                     36,118            (996)      (3,518)             (605)

Other, net                                                        (11,844)          6,605       16,659            (1,187)
                                                             -------------------------------------------------------------
                          Total Revenues                        1,369,522          (6,420)      13,141            (4,535)

Costs and expenses:
Product purchases                                               1,251,424         (10,797)         (18)           (2,481)
Plant operating expense                                            50,615          (1,179)        (470)             (540)
Oil and gas exploration and production costs                        6,029               -            -                 -
Depreciation, depletion and amortization                           37,850             (36)      (1,127)             (323)
Selling and Administrative expense                                 21,711               -            -                 -
Interest expense                                                   25,118          (1,863)      (5,779)             (621)

                                                             -------------------------------------------------------------
               Total costs and expenses                         1,392,747         (13,875)      (7,394)           (3,965)
                                                             -------------------------------------------------------------

Income(loss) before income taxes                                  (23,225)          7,455       20,535              (570)

Provision (benefit) for income taxes                               (8,450)          2,684        7,393              (205)
                                                             -------------------------------------------------------------

          Net income(loss) before extraordinary items             (14,775)          4,771       13,142              (365)
                                                             =============================================================

Extraordinary charge for early extinguishment of debt net of       (1,107)              -            -                 -
                     tax benefit
                                                             -------------------------------------------------------------

Net Income (loss)                                                 (15,882)          4,771       13,142              (365)

                                                     Black Lake        Debt
                                                     justment (4)  Adjustment(5)      Pro Forma
                                                     ------------------------------------------
Revenues:
Sale of gas                                              $(2,260)     $     -        $1,093,682
Sale of natural gas liquids                               (1,599)           -           232,935
Processing, transportation and storage revenue                 -            -            30,999
                                                                                              -
Other, net                                                  (339)           -             9,894
                                                     ------------------------------------------
                          Total Revenues                  (4,198)           -         1,367,510

Costs and expenses:
Product purchases                                              -            -         1,238,128
Plant operating expense                                   (1,491)           -            46,935
Oil and gas exploration and production costs                (355)           -             5,674
Depreciation, depletion and amortization                  (2,920)           -            33,444
Selling and Administrative expense                             -            -            21,711
Interest expense                                            (354)       3,993            20,494
                                                     ------------------------------------------
               Total costs and expenses                   (5,120)       3,993         1,366,386
                                                     ------------------------------------------

Income(loss) before income taxes                             922       (3,993)            1,124

Provision (benefit) for income taxes                         332       (1,437)              317
                                                     ------------------------------------------

Net income(loss) before extraordinary items                  590       (2,556)              807
                                                     ==========================================

Extraordinary charge for early extinguishment of debt
                      net of tax benefit                       -        1,107                 -
                                                     ------------------------------------------

Net Income (loss)                                            590       (1,449)              807

Preferred stock requirements                              7,829                                                       7,829
                                                     -------------------------------------------------------------------------------

Income (loss) attributable to common stock           $  (23,711)   $  4,771   $13,142   $(365)    590   $(1,449)   $ (7,022)
                                                     ===============================================================================

Earnings (loss) per share of common stock (6)        $    (0.74)                                                   $  (0.22)
                                                     =============                                      =========            ======

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                  (Unaudited)
                      For the year ended December 31,1998
                             (Dollars in Thousands)

                                                                               Giddings          Katy           MiVida
                                                               Historical   Adjustment (1)  Adjustment (2)  Adjustment (3)
                                                             --------------------------------------------------------------
Revenues
Sale of gas                                                    $1,611,521        $(38,859)       $       -         $(4,188)

Sale of natural gas liquids                                       449,696          (8,134)              -             (28)
Processing, transportation and storage revenue                     44,743            (193)        (15,980)         (2,360)
Sale of electric power                                                 20               -               -               -
Other, net                                                         27,586               -               -               -
                                                             ------------------------------------------------------------
                         Total Revenues                         2,133,566         (47,186)        (15,980)         (6,576)

Costs and expenses:
Product purchases                                               1,914,303         (40,540)           (426)         (3,664)
Plant operating expense                                            85,353          (4,485)         (6,429)         (1,654)
Oil and gas exploration and production costs                        7,996               -               -               -
Depreciation, depletion and amortization                           59,346          (3,330)         (3,620)           (765)
Selling and Administrative expense                                 30,128               -               -               -
Interest expense                                                   33,616          (2,232)         (6,924)           (744)
Loss on the impairment of property and equipment                  108,447               -               -               -
                                                             ------------------------------------------------------------
               Total costs and expenses                         2,239,189         (50,587)        (17,399)         (6,827)
                                                             ------------------------------------------------------------

Income(loss) before income taxes                                 (105,623)          3,401           1,419             251

Provision (benefit) for income taxes                              (38,418)          1,224             511              90
                                                             ------------------------------------------------------------

                         Net income(loss)                         (67,205)          2,177             908             161
                                                             ============================================================

                                                             ------------------------------------------------------------



Preferred stock requirements                                       10,439               -               -               -
                                                             ------------------------------------------------------------

                                                                  Black Lake         Debt               Pro Forma
                                                                Adjustment (4)  Adjustments (5)
                                                             ------------------------------------------------------
Revenues
Sale of gas                                                         $  (3,735)         $     -         $1,564,739

Sale of natural gas liquids                                            (2,335)               -            439,199
Processing, transportation and storage revenue                           (435)               -             25,775
Sale of electric power                                                      -                -                 20
Other, net                                                                  -                -             27,586
                                                             ----------------------------------------------------
                          Total Revenues                               (6,505)               -          2,057,319
Costs and expenses:
Product purchases                                                                                       1,869,673
Plant operating expense                                                (2,441)               -             70,344
Oil and gas exploration and production costs                             (534)               -              7,462
Depreciation, depletion and amortization                               (3,700)               -             47,931
Selling and Administrative expense                                          -                -             30,128
Interest expense                                                         (424)           5,324             28,616
Loss on the impairment of property and equipment                      (28,846)               -             79,601
                                                             ----------------------------------------------------
               Total costs and expenses                               (35,945)           5,324          2,133,755
                                                             ----------------------------------------------------

Income(loss) before income taxes                                       29,440           (5,324)           (76,436)

Provision (benefit) for income taxes                                   10,598           (1,917)           (27,912)
                                                             ----------------------------------------------------
                         Net income(loss)
                                                                       18,842           (3,407)           (48,524)
                                                             ====================================================



Preferred stock requirements                                                -                -             10,439
                                                             ----------------------------------------------------

Income (loss) attributable to common stock                     $  (77,644)       $  2,177        $    908         $   161
                                                             ============================================================

Earnings (loss) per share of common stock (6)                  $    (2.42)
                                                             ============

Income (loss) attributable to common stock                     $   18,842        $ (3,407)       $(58,963)
                                                             ============================================================

Earnings (loss) per share of common stock (6)                                                    $  (1.83)
                                                                                 ========        ========         =======

             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  (unaudited)


  (1) The actual results of operations achieved by the Giddings facility during the year ended December 31, 1998 and the nine months ended September 30, 1999 are reversed to reflect the sale of this asset as if the sale had occurred on January 1, 1998 and 1999 for the statements of operations. The proceeds received from the sale of this facility of $36.0 million were used to reduce long-term debt and interest expense at our weighted average interest rate on the Revolving Credit Facility of 6.2% for the year ended December 31, 1998 and 6.9% for the nine months ended September 30, 1999, respectively. The pre-tax loss of approximately $6.6 million recognized on this transaction is reversed as a non-continuing item in the nine months ended September 30, 1999.

  (2) The actual results of operations achieved by the Katy facility during the year ended December 31, 1998 and the nine months ended September 30, 1999 are reversed to reflect the sale of this asset as if the sale had occurred on January 1, 1998 and 1999 for the statements of operations. The Katy facility was sold for gross proceeds of $100.0 million. In conjunction with this sale, we sold approximately 5.1 Bcf of stored gas in the Katy facility for approximately $11.7 million which approximated our cost of the inventory. The combined proceeds received from the sale of this facility and the inventory were used to reduce long-term debt and interest expense at our weighted average interest rate on the Revolving Credit Facility of 6.2% for the year ended December 31, 1998 and 6.9% for the nine months ended September 30, 1999, respectively. The pre-tax loss of approximately $16.6 million recognized on this transaction is reversed as a non-continuing item in the nine months ended September 30, 1999.

  (3) The actual results of operations achieved by the MiVida facility during the year ended December 31, 1998 and the nine months ended September 30, 1999 are reversed to reflect the sale of this asset as if the sale had occurred on January 1, 1998 and 1999 for the statements of operations. The proceeds received from the sale of this facility of $12.0 million were used to reduce long-term debt and interest expense at our weighted average interest rate on the Revolving Credit Facility of 6.2% for the year ended December 31, 1998 and 6.9% for the nine months ended September 30, 1999, respectively. The pre-tax gain of approximately $1.2 million recognized on this transaction is reversed as a non-continuing item in the nine months ended September 30, 1999.

  (4) The actual results of operations achieved by the Black Lake Unit during the year ended December 31, 1998 and the nine months ended September 30, 1999 are reversed to reflect the sale of this asset as if the sale had occurred on January 1, 1998 and 1999 for the statements of operations. The sale of the Black Lake Unit for gross proceeds of $7.8 million is assumed to result in a net after-tax loss of approximately $4.1 million, subject to final accounting adjustment, in the fourth quarter of 1999. This loss is reflected as a reduction of equity on the Pro

Forma Consolidated Balance Sheet only as it is a non-continuing item. The proceeds received from the sale of this facility were used to reduce long-term debt and interest expense at our weighted average interest rate on the Revolving Credit Facility of 6.2% for the year ended December 31, 1998 and 6.9% for the nine months ended September 30, 1999, respectively.

  (5) The net proceeds of the sale of $155.0 million aggregate principal amount of senior subordinated notes maturing in 2009 ("Notes") of $150.0 million were used in part to repay $33.3 million of indebtedness under the Master Shelf
agreement.   The pro formas assume the sale of the Notes had occurred on January
1, 1998 and 1999 for the statements of operations and reflect interest on the Notes at the rate of 10% per annum. In connection with the prepayment of the indebtedness under the Master Shelf, we incurred an after-tax extraordinary loss on the early extinguishment of debt of approximately $1.1 million. This loss is reversed as a non-continuing adjustment in the nine months ended September 30, 1999. The remaining proceeds from the offering of Notes of $114.9 million were used to repay a portion of the outstanding indebtedness under the Revolving Credit Facility.

  (6) The weighted average shares of common stock outstanding for the nine months ended September 30, 1999 and the year ended December 31, 1998 were 32,148,699 and 32,147,354, respectively.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    WESTERN GAS RESOURCES, INC.
                                    ---------------------------
                                    (Registrant)


Date: January 21, 2000              By:  /S/ WILLIAM J. KRYSIAK
                                         ----------------------
                                         William J. Krysiak
                                         Vice President - Finance
                                         (Principal Financial and
                                         Accounting Officer)